Exhibit 99.1

This news release constitutes a “designated news release” for the purposes of Canopy Growth’s prospectus supplement dated February 28, 2025 to its short form base shelf prospectus dated June 5, 2024.

Canopy Growth to Strengthen Balance Sheet with Early Prepayments Set to Reduce Term Loan by US$50 Million; Annual Cash Interest Expense Expected to be Reduced by US$6.5 Million

SMITHS FALLS, ON. July 29, 2025 — Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (Nasdaq: CGC), a world-leading cannabis company dedicated to unleashing the power of cannabis to improve lives, announced today that it has entered into an agreement (the “Agreement”) with certain of its lenders (the “Lenders”) to make three prepayments that are expected to reduce the Company’s Senior Secured Term Loan (the “Term Loan”) by US$50 Million by March 31, 2026. The Agreement was entered into in order to facilitate the Acreage Financing (as defined below).

Under the terms of the Agreement, Canopy Growth agreed to make the following prepayments under the Term Loan: (i) US$25,000,000 at par on or about July 31, 2025; (ii) US$10,000,000 at par on or prior to December 31, 2025; and (iii) US$15,000,000 at par on or prior to March 31, 2026 (collectively, the “Prepayments”). When completed, the Prepayments are expected to reduce the Company’s interest expense under the Term Loan by approximately US$6.5 million on an annualized basis.

“These prepayments reflect our continued focus on strengthening our balance sheet and lowering cash interest expense,” said Luc Mongeau, Chief Executive Officer. “Reducing debt is essential to creating the financial flexibility Canopy Growth’s needs to drive sustainable growth now and in the future.”

In connection with the Agreement, Canopy USA, LLC (“Canopy USA”) obtained consent from the Company (the “Acreage Financing Consent”) in order for Canopy USA to secure an additional US$22 million in funding for Acreage Holdings, Inc. (“Acreage”) and its subsidiaries (the “Acreage Financing”). The Acreage Financing Consent required the consent of the Lenders.

###

More Information
Alex Thomas
Director, Communications
alex.thomas@canopygrowth.com

Investor Contact:
Tyler Burns
Director, Investor Relations
tyler.burns@canopygrowth.com

About Canopy Growth
Canopy Growth is a world-leading cannabis company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Tweed, 7ACRES, DOJA, Deep Space and Claybourne, as well as category-defining vaporization devices by Storz & Bickel. In addition, Canopy Growth serves medical cannabis patients globally with principal operations in Canada, Germany, Poland, and Australia.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through an unconsolidated, non-controlling interest in Canopy USA. Canopy USA’s portfolio includes ownership of Acreage, a vertically integrated multi-state cannabis operator with operations throughout the U.S. Northeast and Midwest, as well as ownership of Wana Wellness, LLC, The Cima Group, LLC, and Mountain High Products, LLC, a leading North American edibles brand, and majority ownership of Lemurian, Inc., a California-based producer of high-quality cannabis extracts and clean vape technology.

At Canopy Growth, we’re shaping a future where cannabis is embraced for its potential to enhance well-being and improve lives. With high-quality products, a commitment to responsible use, and a focus on enhancing the communities where we live and work, we’re paving the way for a better understanding of all that cannabis can offer.

For more information visit www.canopygrowth.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the anticipated impact of the Prepayments, including the occurrence, timing and amounts thereof.

Risks, uncertainties and other factors involved with forward-looking information or statements could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the common shares; risks relating to the overall macroeconomic environment, which may impact customer spending, costs and margins, including tariffs (and related retaliatory measures), the levels of inflation, and interest rates; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com and with the SEC through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended March 31, 2025 and its subsequently filed quarterly reports on Form 10-Q.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information or statements and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.